UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 31, 2005

AMERICAN HOME MORTGAGE ASSETS LLC (as company under a Pooling and Servicing Agreement, dated as of October 1, 2005, providing for, inter alia, the issuance of Mortgage-Backed Pass-Through Certificates, Series 2005-1)

American Home Mortgage Assets LLC

(Exact name of registrant as specified in its charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	333-125741 (Commission File Number)	72-1600641 (I.R.S. Employer Identification No.)

538 Broadhollow Road Melville, New York (Address of Principal Executive Offices)		11747 (Zip Code)

Registrant’s telephone number, including area code, is (516) 622-8960

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits:

1.            Pooling and Servicing Agreement, dated as of October 1, 2005 among American Home Mortgage Assets LLC, as company, Wells Fargo Bank, N.A., as master servicer and securities administrator, and Deutsche Bank National Trust Company, as trustee. (In accordance with Rule 202 of Regulation S-T, Exhibit H, the mortgage loan schedule, is being filed in paper pursuant to a continuing hardship exemption.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

AMERICAN HOME MORTGAGE ASSETS LLC

By:       /S/ Alan B. Horn

Name:	Alan B. Horn
Title:	Executive Vice President

Dated: November 15, 2005

EXHIBIT INDEX

Exhibit Number	Item 601 (a) of Regulation S-K Exhibit No.	Sequentially Numbered Description	Page
1	4	Pooling and Servicing Agreement	5